SUB-ITEM 77I:  TERMS OF NEW OR
AMENDED SECURITIES

77I(b) ? Attached is the Class A Shares
Exhibit to the Multiple Class Plan of
Federated Equity Advantage Fund, a
portfolio of Federated High Yield Trust.
The information contained in the attached
Exhibit serves as the description of Class
A Shares as required by this Item.

CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/31/15)

1.	SEPARATE ARRANGEMENT
AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load (?dealer reallowance?)and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fees and
Expenses
Maximum Amount
Allocated Class A
Shares
Sales Load
Up to 5.5% of the public
offering price
Contingent Deferred
Sales Charge
("CDSC")
0.00%
Shareholder
Service Fee
Up to 25 basis points
(0.25%) of the average
daily net asset value
12b-1 Fee
As set forth in the
attached Schedule
Redemption
Fee
As set forth in the
attached Schedule
Other Expenses
Itemized expenses
incurred by the Fund
with respect to holders
of Class A Shares as
described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class A
Shares have the following conversion
rights and exchange privileges at the
election of the shareholder:

Conversion
Rights:
At the election of the
shareholder, Class A Shares
may be converted into
Institutional Shares or Service
Shares.
Exchange
Privilege:
Class A Shares may be
exchanged for Class A Shares
of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other
Class shall be treated in the same manner as a redemption and purchase.



3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this
Exhibit is as follows:

Purchase Amount
Sales Load as a
Percentage of
Public Offering
Price
Less than $50,000
5.50%
$50,000 but less than
$100,000
4.50%
$100,000 but less
than $250,000
3.75%
$250,000 but less
than $500,000
2.50%
$500,000 but less
than $1 million
2.00%
$1 million or greater
0.00%

(B)	FIXED INCOME SALES LOAD
SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a
Percentage of
Public Offering
Price
Less than $100,000
4.50%
$100,000 but less
than $250,000
3.75%
$250,000 but less
than $500,000
2.50%
$500,000 but less
than $1 million
2.00%
$1 million or greater
0.00%

(C)	MODIFIED FIXED INCOME SALES
LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a
Percentage of
Public Offering
Price
Less than $250,000
1.00%
$250,000 or greater
0.00%

(D)	MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a Percentage of
Public Offering Price


All purchases
0.00%













(E)	ULTRASHORT BOND LOAD
SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

Purchase Amount
Sales Charge as a
Percentage of
Public Offering
Price
Less than $50,000
2.00%
$50,000 but less than
$100,000
1.75%
$100,000 but less
than $250,000
1.50%
$250,000 +
0.00%

(F)	"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A
Shares shall receive from the principal underwriter an advance commission equal to 75 basis points
(0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)	REDUCING OR ELIMINATING THE
SALES LOAD

Contingent upon notification to the Fund?s principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
*	Discounts achieved by combining
concurrent purchases of and/or
current investment in Class A,
Class B, Class C, Class F, and
Class R Shares, made or held by
(or on behalf of) the investor, the
investor?s spouse, and the
investor?s children under age 21
(regardless of whether the
purchases or investments are
made or held directly or through
an investment professional or
through a single-participant
retirement account); provided that
such purchases and investments
can be linked using tax
identification numbers (TINs),
social security numbers (SSNs),
or Broker Identification Numbers
(BINs); and

*
*	Letters of intent to purchase a
certain amount of Class A Shares
within a thirteen month period.























	(H)	WAIVER OF SALES LOAD

	Continent upon notification to the Fund?s Transfer
Agent, no sales load shall be assessed on purchases
of Class A Shares made:
*
*	within 120 days of redeeming
shares of an equal or greater
amount;
*
*	through a program offered by a
Financial Intermediary that
provides for the purchase of
Shares without imposition of a
sales charge (for example, a wrap
account, self-directed brokerage
account, retirement or other fee-
based program offered by the
Financial Intermediary) and where
the Financial Intermediary has
agreed with the principal
underwriter not to receive a dealer
reallowance on purchases under
such program;
*
*	with reinvested dividends or
capital gains;
*
*	or Class A Shares, issued in
connection with the merger,
consolidation, or acquisition of
the assets of another fund.
Further, no sales load shall be
assessed on purchases of Shares
made by a shareholder that
originally became a shareholder
of a Federated Fund pursuant to
the terms of an agreement and
plan of reorganization which
permits shareholders to acquire
Shares at NAV provided that such
Shares are held directly with the
Fund?s transfer agent.  If the
Shares are held through a
financial intermediary the sales
charge waiver will not apply;
*
*	by Federated Life Members
(Federated shareholders who
originally were issued shares
through the ?Liberty Account?,
which was an account for the
Liberty Family of Funds on
February 28, 1987, or who
invested through an affinity group
prior to August 1, 1987, into the
Liberty Account);
*
*	by Directors, Trustees,
employees, former employees and
sales representatives of the Fund,
the Adviser, the principal
underwriter and their affiliates,
employees of any investment
professional that sells Shares
according to a sales agreement
with the principal underwriter, by
the immediate family members of
the above persons, and by trusts,
pensions or profit-sharing plans
for the above persons; and
*
*	pursuant to the exchange
privilege.

 (I)	WAIVER OF CONTINGENT
DEFFERED SALES CHARGE ON LARGE-
TICKET PURCHASES

Contingent upon notification to the Fund?s principal underwriter or transfer agent, the 75 basis point
(0.75%) CDSC applicable in connection with the ?large-ticket? purchase program described above, will not be imposed on redemptions:

*
*	following the death of the last
surviving shareholder or post-
purchase disability, as defined in
Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
*	due to the termination of a trust
following the death of the
trustor/grantor or beneficiary,
provided that the trust document
specifically states that the trust is
terminated upon the death
*
*	representing minimum required
distributions (?RMD?) from an
Individual Retirement Account or
other retirement plan as required
under the Internal Revenue Code;
*
*	of Shares that were reinvested
within 120 days of a previous
redemption;
*
*	of Shares held by the Directors,
Trustees, employees, former
employees and sales
representatives of the Fund, the
Adviser, the principal underwriter
and their affiliates, employees of
any investment professional that
sells Shares according to a sales
agreement with the principal
underwriter, by the immediate
family members of the above
persons, and by trusts, pension or
profit-sharing plans for the above
persons;
*
*	of Shares originally purchased
through a program offered by a
Financial Intermediary that
provides for the purchase of
Shares without imposition of a
sales charge (for example, a wrap
account, self-directed brokerage
account, retirement, or other fee-
based program offered by the
Financial Intermediary) and where
the Financial Intermediary has
agreed with the principal
underwriter not to receive an
advanced commission on
purchases under such program;
*
*	of Shares purchased with
reinvested dividends or capital
gains;
*
*	imposed by the Fund when it
closes an account for not meeting
the minimum balance
requirements; and
*
*	of Shares which were purchased
pursuant to an exchange privilege
if the Shares were held for the
applicable CDSC holding period


4.	SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated
Aggressive Growth Fund, Federated
Communications Technology Fund, Federated
Large Cap Growth Fund, and Federated
International Small Company Fund (the "Special
Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer
Program.  Class A Shares purchased through this
Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A
Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the ?Code?), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code;
(ii) redemptions or exchanges involving Class A
Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii)
Class A Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer
Class A Shares on the terms set forth in the Class A
Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE
BASIC LOAD SCHEDULE
Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Federated Equity Funds


Federated Absolute Return Fund
0.05%
None
Federated Clover Small Value Fund
0.05%
None
Federated Clover Value Fund
0.05%
None
Federated Emerging Markets Equity Fund
0.05%
None
Federated InterContinental Fund
0.05%
None
Federated International Strategic Value Dividend Fund
0.05%
None
Federated Kaufmann Fund
0.25%
None
Federated Kaufmann Large Cap Fund
0.25%
None
Federated Kaufmann Small Cap Fund
0.25%
None
Federated MDT Mid-Cap Growth Strategies Fund
None
None
Federated Managed Risk Fund
0.05%
None
Federated Managed Volatility Fund
0.05%
None
Federated Prudent Bear Fund
0.05%
None
Federated Strategic Value Dividend Fund
0.05%
None



Federated Equity Income Fund, Inc.
0.05%
None



Federated Global Allocation Fund
None
None



Federated High Yield Trust


Federated Equity Advantage Fund
0.05%
None



Federated Income Securities Trust


Federated Capital Income Fund
None
None
Federated Muni and Stock Advantage Fund
0.05%
None
Federated Prudent DollarBear Fund
0.05%
None
Federated Real Return Bond Fund
0.05%
None



Federated MDT Series


Federated MDT All Cap Core Fund
0.05%
None
Federated MDT Balanced Fund
0.05%
None
Federated MDT Large Cap Growth Fund
0.05%
None
Federated MDT Small Cap Core Fund
0.05%
None
Federated MDT Small Cap Growth Fund
0.05%
None



Federated MDT Stock Trust
0.05%
(dormant)
None



Federated World Investment Series, Inc.


Federated International Leaders Fund
0.05%
None
Federated International Small-Mid Company Fund
0.25%
2% on shares redeemed or exchanged
within 30 days of purchase




2.  CLASS A SHARES SUBJECT TO THE
FIXED INCOME LOAD SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Federated Fixed Income Securities, Inc.


Federated Strategic Income Fund
None
None



Federated Government Income Securities, Inc.
0.05%
None



Federated High Income Bond Fund, Inc.
None
2% on shares redeemed or exchanged
within 90 days of purchase



Federated High Yield Trust


Federated High Yield Trust
0.05%
2% on shares redeemed or exchanged
within 90 days of purchase



Federated Income Securities Trust


Federated Fund for U.S. Government Securities
None
None



Federated International Series, Inc.


Federated International Bond Fund
0.25%
None



Federated Investment Series Funds, Inc.


Federated Bond Fund
0.05%
None



Federated Municipal Securities Fund, Inc.
None
None



Federated Municipal Securities Income Trust


Federated Municipal High Yield Advantage Fund
0.05%
None
Federated New York Municipal Income Fund
0.05%
None
Federated Ohio Municipal Income Fund
0.05%
None
Federated Pennsylvania Municipal Income Fund
0.05%
None



Federated Total Return Series, Inc.


Federated Total Return Bond Fund
0.25%
None



Federated World Investment Series, Inc.


Federated Emerging Market Debt Fund
None
None

3.  CLASS A SHARES SUBJECT TO THE
MODIFIED FIXED INCOME SALES LOAD
SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Federated Income Securities Trust


Federated Short-Term Income Fund
0.50%
None



Federated Institutional Trust


Federated Short-Intermediate Total Return Bond Fund
0.10%
None



Federated Short-Intermediate Duration Municipal
Trust
0.25%
None


4.	CLASS A SHARES SUBJECT TO THE MONEY
MARKET LOAD SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Money Market Obligations Trust


Federated Government Reserves Fund
0.45%
None

5.	CLASS A SHARES SUBJECT TO THE
ULTRASHORT BOND LOAD SCHEDULE

Multiple Class Company
Series
12b-1
Fee
Redemption
Fee



Federated Fixed Income Securities, Inc.


Federated Municipal Ultrashort Fund
0.25%
None



Federated Income Securities Trust


Federated Floating Rate Strategic Income Fund
0.10%
None



Federated Institutional Trust


Federated Government Ultrashort Duration Fund
0.25%
None



Federated Total Return Series, Inc.


Federated Ultrashort Bond Fund
0.30%
None

6.	CLASS A SHARES NOT PARTICIPATING IN
THE LARGE TICKET PURCHASE PROGRAM

Multiple Class Company
Series
Federated Fixed Income
Securities, Inc.
Federated Municipal
Ultrashort Fund
Federated Income
Securities Trust
Federated Short-Term
Income Fund
Federated Institutional
Trust
Federated Government
Ultrashort Duration
Fund
Federated Short-
Intermediate Duration
Municipal Trust

Federated Total Return
Series, Inc.
Federated Ultrashort Bond
Fund





















SUB-ITEM 77I:  TERMS OF NEW OR
AMENDED SECURITIES

77I(b) ? Attached is the Institutional
Shares Exhibit to the Multiple Class Plan of Federated Equity Advantage Fund, a portfolio of Federated High Yield Trust.
The information contained in the attached
Exhibit serves as the description of
Institutional Shares as required by this Item.
INSTITUTIONAL/WEALTH SHARES
EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 2/8/16)

1.	SEPARATE ARRANGEMENT
AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth
Shares will consist of

(i)
with respect to money market
funds, sales and shareholder
servicing by financial
intermediaries; and


(ii)
with respect to fluctuating NAV
funds, sales and shareholder
servicing by financial
intermediaries to the following
categories of investors (?Eligible
Investors?);

*
An investor participating in a
wrap program or other fee-
based program sponsored by a
financial intermediary;
*
An investor participating in a
no-load network or platform
sponsored by a financial
intermediary where Federated
has entered into an agreement
with the intermediary;
*
A trustee/director, employee or
former employee of the Fund,
the Adviser, the Distributor and
their affiliates; an immediate
family member of these
individuals, or a trust, pension
or profit-sharing plan for these
individuals;
*
An employer-sponsored
retirement plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a
natural person, purchasing
Shares directly from the Fund;
*
An investor (including a natural
person) who owned Shares as
of December 31, 2008;
*
Without regard to the initial
investment minimum, an
investor who acquired
Institutional and/or Wealth
Shares pursuant to the terms of
an agreement and plan of
reorganization which permits
the investor to acquire such
Shares; and
*
Without regard to the initial
investment minimum, in
connection with an acquisition
of an investment management
or advisory business, or related
investment services, products
or assets, by Federated or its
investment advisory
subsidiaries, an investor
(including a natural person)
who (1) becomes a client of an
investment advisory subsidiary
of Federated or (2) is a
shareholder or interest holder
of a pooled investment vehicle
or product that becomes
advised or subadvised by a
Federated investment advisory
subsidiary as a result of such an
acquisition other than as a
result of a fund reorganization
transaction pursuant to an
agreement and plan of
reorganization.



The principal underwriter and financial
intermediaries may receive payments
for distribution and/or administrative
services under a Rule 12b-1 Plan and
financial intermediaries may also
receive shareholder service fees for
services provided.  In connection with
this basic arrangement, Institutional
and Wealth Shares will bear the
following fees and expenses:

Fees and
Expenses
Maximum Amount
Allocated Institutional
and Wealth Shares
Sales Load
None
Contingent
Deferred
Sales Charge
("CDSC")

None
Shareholder
Service Fee
As set forth in the
attached Schedule
12b-1 Fee
As set forth in the
attached Schedule
Other Expenses
Itemized expenses
incurred by the Fund with
respect to holders of
Institutional and/or
Wealth Shares as
described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3,
Institutional and Wealth Shares have
the following conversion rights and
exchange privileges at the election of
the shareholder:

Conversion
Rights:
None
Exchange
Privilege:
Institutional and/or Wealth
Shares may be exchanged
for Institutional and/or
Wealth Shares of any
other Federated fund or
share class that does not
have a stated sales charge
or contingent deferred
sales charge, except Class
A Shares of Federated
Government Reserves
Fund and Class R Shares.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A
Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A
Shares or Class F Shares had been redeemed.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth
Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving
Institutional and/or Wealth Shares held in retirement plans established under Section
401(a) or 401(k) of the Internal Revenue Code
(the ?Code?), custodial plan accounts
established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving
Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii)
Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer
Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple
Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple Class Company
Series
12b-1 Fee
Shareholder
Service Fee
Redemption
Fee




Federated Adjustable Rate Securities Fund
None
0.25%
None




Federated Equity Funds:



Federated Absolute Return Fund
None
None
None
Federated Clover Small Value Fund
None
None
None
Federated Clover Value Fund
None
None
None
Federated Emerging Markets Equity Fund
None
None
None
Federated InterContinental Fund
None
None
None
Federated International Strategic Value Dividend Fund
None
None
None
Federated Kaufmann Large Cap Fund
None
None
None
Federated Kaufmann Small Cap Fund
None
None
None
Federated MDT Mid-Cap Growth Strategies Fund
None
None
None
Federated Managed Risk Fund
None
None
None
Federated Managed Volatility Fund
None
None
None
Federated Prudent Bear Fund
None
None
None
Federated Strategic Value Dividend Fund
None
None
None




Federated Equity Income Fund, Inc.
None
None
None




Federated Fixed Income Securities, Inc.:



Federated Municipal Ultrashort Fund
None
None
None
Federated Strategic Income Fund
None
None
None




Federated Global Allocation Fund)
None
None
None




Federated Government Income Trust
None
0.25%
None




Federated High Yield Trust



Federated High Yield Trust
None
None
None
Federated Equity Advantage Fund
None
None
None




?
Multiple Class Company
Series
12b-1 Fee
Shareholder
Service Fee
Redemption
Fee
Federated Income Securities Trust:



Federated Capital Income Fund
None
None
None
Federated Floating Rate Strategic Income Fund
None
None
None
Federated Unconstrained Bond Fund
None
None
None
Federated Intermediate Corporate Bond Fund
None
0.25%
None
Federated Muni and Stock Advantage Fund
None
None
None
Federated Prudent DollarBear Fund
None
None
None
Federated Real Return Bond Fund
None
0.25%
None
Federated Short-Term Income Fund
None
0.25%
None




Federated Index Trust:



Federated Max-Cap Index Fund
None
0.25%
None
Federated Mid-Cap Index Fund
None
None
None




Federated Institutional Trust:



Federated Government Ultrashort Duration Fund
None
None
None
Federated Short-Intermediate Total Return Bond Fund)
None
None
None




Federated Investment Series Fund, Inc.



Federated Bond Fund
None
None
None




Federated MDT Series:



Federated MDT All Cap Core Fund
None
None
None
Federated MDT Balanced Fund
None
None
None
Federated MDT Large Cap Growth Fund
None
None
None
Federated MDT Small Cap Core Fund
None
None
None
Federated MDT Small Cap Growth Fund
None
None
None




Federated MDT Stock Trust
None
0.25%
None




Federated Municipal Securities Income Trust



Federated Municipal High Yield Advantage Fund
None
None
None




Federated Short-Intermediate Duration Municipal Trust
None
0.25%
None




Federated Total Return Government Bond Fund
None
None
None




Federated Total Return Series, Inc.:



Federated Mortgage Fund
None
0.25%
None
Federated Total Return Bond Fund
None
None
None
Federated Ultrashort Bond Fund
None
0.25%
None




Federated U.S. Government Securities Fund:  1-3 Years
None
0.25%
None




Federated U.S. Government Securities Fund:  2-5 Years
None
0.25%
None
?
Multiple Class Company
Series
12b-1 Fee
Shareholder
Service Fee
Redemption
Fee
Federated World Investment Series, Inc.



Federated Emerging Market Debt Fund
None
None
None
Federated International Leaders Fund
None
None
None
Federated International Small-Mid Company Fund
None
None
2% on shares
redeemed or
exchanged within
90 days of
purchase




Intermediate Municipal Trust:



Federated Intermediate Municipal Trust
None
0.25%
None




Money Market Obligations Trust:



Federated Government Obligations Fund
None
0.25%
None
Federated Government Obligations Tax-Managed Fund
None
0.25%
None
Federated Money Market Management
None
0.25%
None
Federated Prime Obligations Fund
None
0.25%
None
Federated Tax-Free Trust
None
0.25%
None
Federated Treasury Obligations Fund
None
0.25%
None
Federated Trust for U.S. Treasury Obligations
None
None
None
Federated U.S. Treasury Cash Reserves
None
0.25%
None

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this
Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below.
The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.
Actual amounts accrued may be less.

Multiple Class Company
Series
12b-1 Fee
Shareholder
Service Fee
Redemption
Fee




Money Market Obligations Trust:



Federated California Municipal Cash Trust
None
0.25%
None
Federated Florida Municipal Cash Trust
0.25%
0.25%
None
Federated Michigan Municipal Cash Trust
None
0.25%
None
Federated Minnesota Municipal Cash Trust
None
0.25%
None
Federated Municipal Obligations Fund
None
0.25%
None
Federated New Jersey Municipal Cash Trust
None
0.25%
None
Federated New York Municipal Cash Trust
None
0.25%
None
Federated Ohio Municipal Cash Trust
None
0.25%
None
Federated Pennsylvania Municipal Cash Trust
None
0.25%
None
Federated Prime Cash Obligations Fund
None
0.25%
None
Federated Tax-Free Obligations Fund
None
0.25%
None
Federated Virginia Municipal Cash Trust
None
0.25%
None





Limited Access